UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 14, 2011

Wonder Auto Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-50883	88-0495105
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 16 Yulu Street
Taihe District, Jinzhou City, Liaoning Province
People’s Republic of China, 121013
(Address of Principal Executive Offices)

(86) 416-2661186
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 14, 2011, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Wonder Auto Technology, Inc. (the “Company”) approved the employment agreement between the Company and Aijun Jiang, the Company’s Chief Financial Officer (the “Employment Agreement”).  Pursuant to the Employment Agreement, the Company shall provide Mr. Jiang an annual salary of $100,000 and a restricted stock grant of 150,000 shares of the Company’s common stock, vesting in twelve quarterly installments over a three-year period.  Mr. Jiang also will receive an additional one-time grant of 50,000 shares of the Company’s common stock on the one month anniversary of the resumption of trading of the Company’s stock on the Nasdaq Global Market.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1.

Safe Harbor Statement

This current report on Form 8-K includes certain statements that are not descriptions of historical facts, but are forward-looking statements.  Such statements include, among others, the resumption of trading of the Company’s common stock.  Forward-looking statements can be identified by the use of forward-looking terminology such as "will," "expect," "may," "should," "anticipate," "future," "intend," "is/are likely to," "proposed," "estimate" or similar expressions. Such information is based upon assumptions and expectations of the Company's management that were reasonable when made but may prove to be incorrect. All of such assumptions and expectations are inherently subject to uncertainties and contingencies beyond the Company's control and based upon premises with respect to future business decisions, which are subject to change. The Company does not undertake to update the forward-looking statements contained in this press release. For a description of the risks and uncertainties that may cause actual results to differ from the forward-looking statements contained in this press release, see the Company's most recent Quarterly Reports on 10-Q and Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), and the Company's subsequent SEC filings. Copies of filings made with the SEC are available through the SEC's electronic data gathering analysis retrieval system at http://www.sec.gov. All information provided in this current report and in the attachments is as of the date of this current report.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description of Exhibit
10.1	Employment Agreement between Wonder Auto Technology, Inc. and Aijun Jiang dated September 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder Auto Technology, Inc.

Date: September 20, 2011

/s/ Qingdong Zeng
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Employment Agreement between Wonder Auto Technology, Inc. and Aijun Jiang dated September 14, 2011